UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SCIENTIFIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state ho it was determined):

(4)	Proposed maximum aggregate value of transaction: (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

April 11, 2024

Dear Fellow Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Friday, May 17, 2024, by virtual meeting.

Information concerning the matters to be considered and voted upon at the 2023 Annual Meeting is set out in the attached Notice of the 2023 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the 2023 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or via the Internet or by telephone. Voting instructions appear on the enclosed proxy card. This will not limit your right to vote at the meeting or to attend the meeting.

Thank you for your continued support.

Sincerely,

John A. Moore
Chairman

2

SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

May 17, 2024

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Scientific Industries, Inc., a Delaware corporation (the “Company”), will be held on Friday, May 17, 2024, at 11:00 a.m. (New York time) in virtual meeting format only, via the Internet and by telephone, with no physical in-person meeting. Stockholders may participate online by logging in at:

https://us02web.zoom.us/j/85063580004?pwd=OW5Yb1NhSmplSC9MVW9PSUlLdlVYZz09 or dial:1 646 931 3860 (US) Meeting ID: 850 6358 0004, Passcode: SCND If outside the US, find your local number online:

https://us02web.zoom.us/u/kh0GZlewo, Meeting ID: 85063580004

At the meeting, stockholders will consider and act upon the following:

1.

To elect two Class C Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2026 and until the election and qualification of their respective successors.

2.	To ratify the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

The Board of Directors (the “Board” or, individually, a “Director” or collectively, the “Directors”) has fixed the close of business on April 10, 2024, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company. You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope, or vote via the Internet or by telephone. Any proxy may be revoked by delivery of a later dated proxy.

By Order of your Board of Directors,

Reginald Averilla
Secretary

Bohemia, New York

April 11, 2024

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED, OR VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY CARD. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE AT THE MEETING IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

3

SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

PROXY STATEMENT

_________________

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2024

_________________

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Scientific Industries, Inc., a Delaware corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, on Friday, May 17, 2024, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof in a virtual meeting format only, via the Internet and by telephone, with no physical in-person meeting to be held. Stockholders may participate online by logging in at:

https://us02web.zoom.us/j/85063580004?pwd=OW5Yb1NhSmplSC9MVW9PSUlLdlVYZz09

Meeting ID: 850 6358 0004, Passcode: SCND

By telephone:

In the US, dial: 1 646 931 3860 (US) Meeting ID: 850 6358 0004, Passcode: SCND

If outside the US, find your local number online at: https://us02web.zoom.us/u/kh0GZlewo, Meeting ID: 850 6358 0004

At the Annual Meeting, stockholders of the Company will be asked to: (1) elect two Class C Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2026 and until the election and qualification of their respective successors.; (2) ratify the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

Only stockholders of record of the Company’s Common Stock as of the close of business on April 10, 2024 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 10,503,599 shares of Common Stock issued and 10,503,599 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

The presence at the Annual Meeting, virtually, or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes, abstentions and broker “non-votes” are included. A broker “non-vote” occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker “non- votes” will be voted FOR (1) the election of two Class C Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2026 and until the election and qualification of their respective successors; (2) the ratification of the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the return of the proxy or by voting during the meeting. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to (i) elect two Class C Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2026 and until the election and qualification of their respective successors, and (ii) ratify the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

A stockholder’s attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (at the Annual Meeting or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office. Instructions will be provided during the virtual meeting on how to vote at the Annual Meeting.

4

Important Information on Proxy Materials

It is anticipated that this proxy statement, the enclosed proxy card, and the Company’s Annual Report will be mailed to the Company's stockholders on or about April 19, 2024.

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at https://www.cstproxy.com/scientificindustries/2024. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2023.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of April 10, 2024 the number of shares of Common Stock beneficially owned by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each named executive officer of the Company, and (iv) all directors and executive officers as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount of and percentage of outstanding shares of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted. Except as indicated in the table, the address for each of the following is c/o Scientific Industries, Inc., 80 Orville Drive, Bohemia, New York 11716.

As of April 10, 2024, the voting record date, there were 10,503,599 shares of Scientific Industries, Inc.’s common stock outstanding.

Name	Amount and Nature of Beneficial Ownership		% of Class
Bleichroeder LP	2,465,026	(1)	20.95%
Roy T. Eddleman, Living Trust	2,127,264	(2)	18.66%
Veradace Capital Management LLC	1,452,717	(3)	13.13%
Laurence W. Lytton	1,083,229	(4)	9.99%
North Run Capital, LP	1,101,952	(5)	9.99%
Thomas A. Satterfield	945,625	(6)	8.26%
Brian Pessin	778,706	(7)	7.23%
Christopher Cox	444,000	(8)	4.14%
Jurgen Schumacher	172,893	(9)	(* )
John Nicols	65,000	(10)	(* )
John A. Moore	398,290	(11)	3.69%
Helena R. Santos	258,288	(12)	2.41%
Reginald Averilla	20,000	(13)	(* )
Daniel Donadille	74,913	(14)	(* )
All directors and executive officers as a group (10 persons)	1,433,384	(15)	12.49%

___________________________

(1)	Based upon form Schedule 13D filed with SEC on December 13, 2023. Includes 1,261,675 shares issuable upon exercise of warrants.
(2)	Based upon form Schedule 13D/A filed with the Securities and Exchange Commission (“SEC”) on February 15, 2023. Includes 894,376 shares issuable upon exercise of warrants.
(3)	Based upon form Schedule 13D filed with SEC on December 29, 2023. Includes 565,789 shares issuable upon exercise of warrants.
(4)	Based upon form Schedule 13G/A filed with SEC on February 14, 2024. Includes 1,011,893 shares issuable upon exercise of warrants.
(5)	Based upon form Schedule 13G/A filed with SEC on March 21, 2024. Includes 526,952 shares issuable upon exercise of warrants.
(6)	Based upon form Schedule 13G filed with SEC on February 14, 2024. Includes 336,984 shares issuable upon exercise of warrants.
(7)	Based upon form Schedule 13D filed with the SEC on July 13, 2021. Includes 259,568 shares issuable upon exercise of warrants.
(8)	Based upon form Schedule 13G filed with SEC on June 29, 2020. Includes 222,000 shares issuable upon exercise of warrants.
(9)	Includes 80,131 shares issuable upon exercise of warrants.
(10)	Includes 50,000 shares issuable upon exercise of options and warrants.
(11)	Includes 293,508 shares issuable upon exercise of options and warrants.
(12)	Includes 234,343 shares issuable upon exercise of options and warrants.
(13)	Includes 20,000 shares issuable upon exercise of options.
(14)	Includes 69,450 shares issuable upon exercise of options and warrants.
(15)	Includes 969,432 shares issuable upon exercise of options and warrants. (*) - % of Class is less than 1%.

5

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. Currently, two directors are Class A Directors, one is a Class B Director, and two are Class C Directors. At the Annual Meeting, two Class C Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending December 31, 2026, and until their successors are duly elected and qualified. During the fiscal year ended December 31, 2023 (“fiscal 2023”), the Board held four meetings. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason any such nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker “non-votes” will be disregarded and will have no effect on the outcome of the vote.

The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees

The Board of Directors has designated Mr. Christopher Cox and Mr. John Nicols, each of whom is currently a Class C directors, as their nominees for re-election as Class C Directors.

Christopher Cox (age 59), a director since February 2021, has been a Senior Vice President of Population Health Investment Co., Inc. since September 2020 and a Co-Founder and Managing Partner of Population Health Partners LLC since May 2020. Mr. Cox has been on the Board of Directors of Nyrada, Inc. since January 2019. Mr. Cox has been a corporate attorney for over 25 years, most recently at Cadwalader, Wickersham & Taft LLP, which he joined as a partner in January 2012 and where he served a co-chair of the global corporate group and a member of the firm’s management committee until February 2016. From February 2016 to March 2019, Mr. Cox was Executive Vice President and Chief Corporation Development Officer of Medicines Company. Prior to January 2012, Mr. Cox was a partner at Cahill Gordon & Reindel, LLP.

John Nicols (age 60), a director since March 2024 and Chairman of the Board of Scientific Bioprocessing, Inc. (“SBI”), has been a consultant and advisor to the Company's Bioprocessing Systems Operations since September 2023. Mr. Nicols, who is a National Association of Corporate Directors certified member, currently serves since April 2023 as Chairman of the Board of Antheia, Inc., a synthetic biology company and Chairman of the board of Solve ME/CFS Initiative, a non-profit organization and advocacy group for chronic diseases since January 2015. From June 2012 to August 2022 Mr. Nicols was CEO of Codexis, Inc., a synthetic biology company.

Other Directors

Helena R. Santos (age 59), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer, Treasurer and, until April 2022, its Chief Financial Officer. She had served as Vice President, Controller from 1997 and as Secretary from May 2001.

John A. Moore (age 59), a Director since January 2019 and Chairman of the Board since January 2020, and was also the Chairman of SBI from March until March 2024and prior was President of SBI from January 2020 through April 2022, and had been providing consulting services to SBI since March 2019. Mr. Moore serves as Chairman of Nyrada, Inc., a drug development company since July 2019 and prior to that served as a director with Noxopharm Limited, a drug development company, and is also the Chairman of Trialogics, a clinical trial software provider. Since March 2022 he serves as the Chairman of the Board of Cormetech, a leading air emissions provider for power plants. Mr. Moore was President, Chief Executive Officer and director of Acorn Energy, Inc. from 2006 to 2016.

Jurgen Schumacher (age 70), a Director since May 2021, is currently a private investor in various startups and growth phase technology companies over the past five years.

Board Committee

The Board of Directors (the “Board”) currently has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All committee members are appointed by the Board on an annual basis. Each committee operates under a written charter establishing its roles and responsibilities. The composition and responsibilities of each committee are described below.

6

Audit Committee

The Audit Committee is responsible for assisting the Board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the audit committee. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement. The Audit Committee discusses with the Company’s internal auditors the overall scope and plans for their respective audits and meets with the internal auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s disclosure and internal controls and the overall quality of the Company’s financial reporting. The Audit Committee periodically reviews and approves all “related party transactions,” as defined in SEC regulations.

The members of the Audit Committee are Messrs. Christopher Cox, John Nicols, and Dr. Juergen Schumacher. All members of the Audit Committee qualify as an independent director under the corporate governance standards of the NASDAQ Listing Rules and the independence requirements of Rule 10A-3 of the Exchange Act. The Board has determined that all of the members of the Audit Committee are “financially literate,” as defined under NASDAQ listing standards.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company, approves the compensation of the Chief Executive Officer of the Company and approves or recommends to the Board for approval the compensation for other executives. The Compensation Committee reviews all compensation components, including equity-based compensation plans, base salary, bonus, benefits and other perquisites. The Compensation Committee is also tasked with issuing a “Compensation Committee Report” to be included in the Company’s annual report, as may be necessary.

The members of the Compensation Committee are Messrs. Christopher Cox and John Nicols. Each member of the Compensation Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, each is an outside director as defined by Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code, and each is an independent director as defined by the NASDAQ Listing Rules, including NASDAQ Listing 5605(d)(2).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the structure and composition of the Board and the board committees in addition to development and maintaining the Company’s corporate governance policies and any related matters required by federal securities laws. In addition, the Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board corporate governance guidelines applicable to the Company and advising the Board on corporate governance matters.

The members of the Nominating and Corporate Governance Committee are Messrs. Christopher Cox and John Nicols. Each member of the Nominating and Corporate Governance Committee is an independent director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and an independent director as defined by the NASDAQ Listing Rules.

Executive Officers & Significant Employees

See above for the employment history of Ms. Santos and Mr. Moore.

Reginald Averilla (age 46), is the Chief Financial Officer of the Company and has been employed by the Company since April 2022. He was the VP Controller of Medical Knowledge Group, a privately held company from July 2020 to April 2022. From 2017 to July 2020, he was the VP Controller for Film Expo Group, a privately held company. Prior to 2017, he was the Assistant Controller to SFX Entertainment, previously a publicly-traded company.

7

Robert P. Nichols (age 63), is the President of the Genie Products Division of the Benchtop Laboratory Equipment operations and Corporate Secretary and has been employed by the Company since February 1998. Previously, he had been since May 2001, the Company’s Vice President of Engineering.

Karl D. Nowosielski (age 46), is the President of the Torbal Products Division of the Benchtop Laboratory Equipment operations and Director of Marketing for the Company. He was Vice President of Fulcrum, Inc. (the seller of the Torbal Products Division assets) from 2004 until February 2014.

Daniel Donadille (age 36), is the Chief Executive Officer of the Company’s Bioprocessing operations. Prior to the Company’s acquisition of Aquila, he served as Aquila’s Chief Executive Officer since he co-founded Aquila in 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that, for the year ended December 31, 2023, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

Code of Ethics

The Company has adopted a code of ethics that applies to the Executive Officers and Directors. A copy of the code of ethics can be found on the Company’s website.

Executive Compensation

Compensation Discussion and Analysis

The Compensation Committee reviews and recommends to the Board of Directors compensation be paid to each executive officer. Executive compensation, in all instances except for the compensation for the Chief Executive Officer (“CEO”), is based on recommendations from the CEO. The CEO makes a determination by comparing the performance of each executive being reviewed with objectives established at the beginning of each fiscal year and with objectives established during the business year with regard to the success of the achievement of such objectives and the successful execution of management targets and goals.

With respect to the compensation of the CEO, the Committee considers performance criteria, 50% of which is related to the direction, by the CEO, of the reporting executives, the establishment of executive objectives as components for the successful achievement of Company goals and the successful completion of programs leading to the successful completion of the Business Plan for the Company and 50% of which is based on the achievement by the Company of its financial and personnel goals tempered by the amount of the income or loss of the Company during the fiscal year.

The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to an employment agreement, containing terms proposed by the Compensation Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

Compensation for each of its executive officers provided by their employment agreements were based on the foregoing factors and the operating and financial results of the segments under their management.

The following table summarizes all compensation paid by the Company to its Chief Executive Officer, Chief Financial Officer and the two other most highly compensated executive officers for the year ended December 31, 2023, the six month transition period December 31, 2022 and fiscal year ended June 30, 2022.

8

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards($)		Non- Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings($)	All Other Compensation ($)		Total($)
(a)		(c)	(d)	(e)	(f)		(g)	(h)	(i)		(j)
Helena R. Santos,	12/31/2023	218,900	-	-	-		-	-	8,800	(2)	$227,700
CEO, President

Helena R. Santos,	Transition Period	110,200	-	-	-		-	-	4,400	(1)	$114,600
CEO, President

Helena R. Santos,	06/30/2022	201,500	50,000	-	-		-	-	8,000	(1)	$259,500
CEO, President

Reginald Averilla	12/31/2023	182,500	17,000	-	-		-	-	7,300	(1)	$189,800
CFO

Reginald Averilla	Transition Period	85,700	-	-	-		-	-	3,400	(1)	$89,100
CFO

John A. Moore,	12/31/2023	188,000	-	-	-		-	-	7,500	(1)	$195,500
President of SBI

John A. Moore,	Transition Period	92,700	-	-	-		-	-	3,700	(1)	$96,400
Chairman of SBI

John A. Moore,	06/30/2022	180,200	50,000	-	-		-	-	7,200	(1)	$237,400
Chairman of SBI

Daniel Donadille,	12/31/2023	193,700	-	-	-		-	-	-		$193,700
CEO of Bioprocessig Operations

Daniel Donadille,	Transition Period	96,000	-	-	-		-	-	-		$96,000
CEO of Bioprocessig Operations

Daniel Donadille,	06/30/2022	166,900	-	-	44,000	(1)	-	-	-		$210,900
CEO of Bioprocessig Operations

__________________

(1)

The amount for 2022 represents compensation expense for stock options granted on February 25, 2022 valued utilizing the Black-Scholes-Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations, which were valued at a total of $44,100.

(2)	The amounts represent the Company’s matching contribution under the Company’s 401(k).

9

Employment Agreements

Helena Santos

The Company has an employment agreement with Helena Santos, its President and CEO, which expires on June 30, 2025. The agreement provided for an annual base salary of $175,000 for the year ended June 30, 2018, with subsequent annual increases of 3% or the applicable annual percentage increase in the U.S. Consumer Price Index (“CPI”), whichever is higher, plus a discretionary bonus. Bonuses aggregating $50,000 and $100,000 were awarded for fiscal 2022 and fiscal 2021, respectively. The agreement also provided for a grant of options to purchase 25,000 shares of the Company’s common stock, which were granted during the year ended June 30, 2018. No shares were granted during the year ended June 30, 2021, and 215,366 shares were authorized to be granted by the Board of Directors during the year ended June 30, 2020, subject to amendment of the Company’s 2012 Stock Option Plan to increase the number of shares authorized for issuance thereunder which was approved in February 2021, following which Ms. Santos’ options were issued on February 23, 2021. The agreement also contains a provision that within one year of a change of control, if either the Company terminates the employment for any reason other than for “cause” or Ms. Santos terminates her employment for “good reason”, Ms. Santos will have the right to receive a lump sum payment equal to three times the average of her total annual compensation paid for the last five years preceding such termination.

In addition, Ms. Santos’ employment agreement contains a provision that within one year of a change of control, if either (i) the Company terminates the employment for any reason other than for “cause” (as such term is defined in the employment agreement) or (ii) Ms. Santos terminates her employment for “good reason” (as such term is defined in the employment agreement), Ms. Santos will have the right to receive a lump sum payment equal to three times the average of her total annual compensation paid for the last five years preceding such termination. The employment agreement also contains a termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if the relevant employee resigns for “good reason” (as such term is defined therein), the Company shall pay severance payments equal to one year’s salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of one year from termination.

Reginald Averilla

The Company has an employment agreement with Reginald Averilla, its CFO, which expires on June 30, 2025. The agreement provided for an annual base salary of $195,000 with subsequent annual increases of 3% or the applicable annual percentage increase in the U.S. Consumer Price Index (“CPI”), whichever is higher, plus a 10% discretionary bonus. The agreement also contains a provision that within one year of a change of control, if either the Company terminates the employment for any reason other than for “cause” or Mr. Averilla terminates his employment for “good reason”, Mr. Averilla will have the right to receive a lump sum payment equal to one times the average of his total annual compensation paid for the last five years preceding such termination.

In addition, Mr. Averilla’s employment agreement contains a provision that within one year of a change of control, if either (i) the Company terminates the employment for any reason other than for “cause” (as such term is defined in the employment agreement) or (ii) Mr. Averilla terminates his employment for “good reason” (as such term is defined in the employment agreement), Mr. Averilla will have the right to receive a lump sum payment equal to three times the average of his total annual compensation paid for the last five years preceding such termination. The employment agreement also contains a termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if the relevant employee resigns for “good reason” (as such term is defined therein), the Company shall pay severance payments equal to one year’s salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of one year from termination.

John A. Moore

The Company has an employment agreement with its Chairman, which expires on June 30, 2024. The agreement provides for an annual base salary of $175,000 for the year ended June 30, 2021, with subsequent annual increases of 3% plus discretionary bonuses. The agreement also provides for a grant of options to purchase 215,366 shares which were authorized by the Board of Directors during the year ended June 30, 2020, subject to amendment of the Company’s 2012 Stock Option Plan to increase the number of shares authorized for issuance thereunder which was approved in February 2021, following which Mr. Moore’s options were issued on February 23, 2021. Bonuses aggregating $50,000 and $100,000 were awarded to Mr. Moore during fiscal 2022 and fiscal 2021, respectively. If the Company terminates Mr. Moore’s employment other than for death, disability, or cause (as such term is defined therein), or if employee resigns for “good reason” (as such term is defined therein), the Company shall, pay severance payments equal to either one year’s salary at the rate of the compensation at the time of termination if employee is terminated within 12 months of the date of the agreement or six months’ salary if the employee is terminated after 12 months of the date of the agreement, and the Company shall continue to pay the regular benefits provided by the Company for the period equal to the length of the severance payments and pay a pro rata portion of any bonus achieved prior to such termination of employment.

The employment agreement contains termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if employee resigns for “good reason”(as such term is defined in the agreement) , the Company shall pay severance payments equal to either one year’s salary at the rate of the compensation at the time of termination is employee is terminated within 12 months of the date of the agreement or six months’ salary is the employee is terminated after 12 months of the date of the agreement, continue to pay the regular benefits provided by the Company for the period equal to the length of the severance payments and pay a pro rata portion of any bonus achieved prior to such termination of employment.

Daniel Donadille

The Company is party to an employment agreement with Daniel Donadille, the CEO and President of SBI, for an indefinite term, which can be terminated by either party upon twelve months’ written notice in accordance with German law. The agreement stipulates that Mr. Donadille will receive an annual salary of 170,000 euros, as well as a minimum annual bonus of 10,000 euros. In addition, the employment agreement includes payment of a retention bonus of 25,000 euros to Mr. Donadille if he does not terminate his employment with the Company or the Company does not terminate his employment for good cause before April 28, 2023.

10

OUTSTANDING EQUITY (OPTIONS) AWARDS For the Year Ended December 31, 2023

Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Helena Santos	232,366	-	-	3.08-9.00	07/2027-06/2030
John A. Moore	227,952	-	-	4.50-11.30	03/2029-06/2030
Reginald Averilla	7,496	12,504	-	5.5	6/21/2032
Daniel Donadille	40,666	25,334	-	5.80-10.00	04/2031-02/2032
Robert Nichols	14,167	3,333	-	3.08-5.85	07/2027-12/2031
Karl Nowosielski	31,167	3,333	-	2.91-5.85	02/2024-12/2031

DIRECTORS’ COMPENSATION For the Year Ended December 31, 2023

Name	Fees Earned or Paid in Cash($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)	(i)
Christopher Cox	18,000	-	-	-	-	-	18,000
Joseph G. Cremonese (1)	12,000	-	-	-	-	22,500	34,500
Marcus Frampton (2)	30,000	-	-	-	-	-	30,000
Jurgen Schumacher	21,000	-	-	-	-	-	21,000

The Company paid each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $3,000 and a meeting fee of $3,000 for each attended meeting. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings.

(1)	On June 14, 2023, Jospeh G. Cremonese resigned from the Company’s Board of Directors.
(2)	On April 4, 2024, Marcus Frampton resigned from the Company’s Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to Company options, warrants and rights as of December 31, 2023

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation plans approved by security holders	1,120,097	$8.32	1,879,660
Equity Compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,120,097	$8.32	1,879,660

Related Party Transactions

Mr. John Nicols, a Director since March 2024, provides consulting services to the Company’s Bioprocessing System segment, which was entered in September 2023. The agreement provided that the consultant be paid a monthly retainer fee of $8,000. For the year ended December 31, 2023, the Company paid fees of $19,200 and issued 35,000 stock options which vest monthly over the one year period, valued at $114,700 on the grant date using the Black-Scholes-Merton option pricing model.

Section16(a) Beneficial Ownership Reporting Compliance

The Company believes that, for fiscal 2023, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

11

PROPOSAL2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, subject to stockholders’ approval, appointed Mazars USA LLP (the “Firm”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Stockholder ratification of the appointment is not required by the Company’s Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain the Firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

The Company incurred for the services of the Firm, fees of approximately $188,300 for fiscal year ended December 31, 2023, in connection with the audit of the Company’s annual consolidated financial statements.

In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Company’s Audit Committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Mazars USA LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

AUDIT COMMITTEE’S REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2023 with the Company’s management.

The Audit Committee has discussed with Mazars USA LLP, the Company’s independent registered public accountants, the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee has also received the written disclosures and the letter from Mazars USA LLP required by Rule 3526 of the PCAOB, and the Audit Committee has discussed the independence of Mazars USA LLP with the firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee unanimously recommended to the Board (and the Board has approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Audit Committee

Chris Cox

John Nicols

Jurgen Schumacher

OTHER MATTERS

The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.

12

ADDITIONAL INFORMATION

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2023, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on March 29, 2024. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation. Certain information included herein is incorporated in the Annual Report to Stockholders on Form 10-K by reference.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company intended to be presented at the Company’s Annual Meeting of Stockholders following the year ending December 31, 2024 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than, October 19, 2024.

EXPENSES AND SOLICITATION

The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.

Bohemia, New York	By Order of your Board of Directors,
April 11, 2024

Reginald Averilla
Secretary

13

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet-QUICK ☐☐☐ EASY IMMEDIATE-24 Hours a Day, 7 Days a Week or by Mail

SCIENTIFIC INDUSTRIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 16, 2024.

INTERNET –
www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

☐FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, AND 2.

1.	Election of Class C Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees

1.	CHRISTOPHER COX
2.	JOHN NICOLS	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2.	Ratification of independent registered public accounting firm.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

CONTROL NUMBER

Signature_____________________Signature, if held jointly_____________________Date___________________________2024.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

14

Important Notice Regarding the Internet Availability of

Proxy Materials for the Annual Meeting of Shareholders

The 2023 Proxy Statement and the

2023 Annual Report to Shareholders are available at:

https://www.cstproxy.com/scientificindustries/2024

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SCIENTIFIC INDUSTRIES, INC.

The undersigned appoints John Moore and Helena R. Santos, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Scientific Industries, Inc. held of record by the undersigned at the close of business on April 10, 2024 at the Annual Meeting of Stockholders of Scientific Industries, Inc. to be held on May 17, 2024 virtually, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

15

THIS PAGE IS INTENTIONALLY LEFT BLANK

IT IS NOT A PART OF EDGAR SUBMISSION

16